UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 16, 2015

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, FL		33401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 207-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
Platform Specialty Products Corporation (“Platform”) is filing this Current Report on Form 8-K to recast its historical segment information, originally contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operation and financial statements in its Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2015 (the “Form 10-K”), to correspond with its current presentation. As described in Platform’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (the “Form 10-Q”), during the first quarter of 2015, Platform completed a reorganization of its business as a result of which the Performance Materials and Graphic Solutions reportable segments were combined into the Performance Applications reportable segment, and the AgroSolutions reportable segment, which aggregates Platform's acquisitions in the agrochemical space, was re-branded into Agricultural Solutions. Platform's new segment reporting structure represents businesses for which separate financial information is utilized by the chief operating decision maker (the "CODM"), for purpose of allocating resources and evaluating performance. Each reportable segment has its own president, who reports to the CODM.
The change in the reportable segments did not impact Platform's previously reported consolidated financial position, results of operations, and cash flows. Platform has recast the presentation of the segment information for the period ended December 31, 2014, originally included in the Form 10-K, to be consistent with the reorganized segment structure. The presentation is reflected in recast Part II: Item 7 and Item 8 of the Form 10-K (as indicated below), filed collectively as Exhibit 99.1 to this Current Report. The segment-specific information in this exhibit is consistent with the presentation of reportable segments included in the Form 10-Q. This Form 8-K will permit Platform to incorporate these recast information and financial statements, by reference or otherwise, in future filings with the Securities and Exchange Commission. The information included in this Form 8-K is not an amendment to the Form 10-K, or a restatement of the financial statements included therein.
The following Items which were included in the Form 10-K are being recast to reflect the reorganization described in the preceding paragraph:

•	Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II. Item 8. Financial Statements and Supplementary Data
In addition to the changes indicated above, all references in the Form 10-K to the prior two reportable segments, “Performance Materials” and “Graphic Solutions”, should mean to refer to the new reporting segment, “Performance Applications”, in which they were combined. All references to “AgroSolutions” should refer to the new re-branded “Agricultural Solutions”.
Other than the changes identified above, no other Item or information in the Form 10-K is being updated by this Form 8-K. Information in the Form 10-K is generally stated as of December 31, 2014 and this filing does not reflect any subsequent information or events other than the adjustments described in the first paragraph of this Item 8.01. More current information is contained in the Form 10-Q and other filings with the SEC made by Platform subsequent to May 15, 2015, the date of filing of the Form 10-Q (the “Subsequent Filings”). This Form 8-K should be read in conjunction with the Form 10-Q and such Subsequent Filings, as the Form 10-Q and the Subsequent Filings contain information regarding events, developments and updates to certain expectations of Platform that have occurred since the filings of the Form 10-K and the Form 10-Q.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Title
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of KPMG LLP
99.1	Updates to Platform’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014:
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and
Part II. Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

June 16, 2015	By:	/s/ Frank J. Monteiro
Name: Frank J. Monteiro
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of KPMG LLP
99.1	Updates to Platform’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014:
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and
Part II. Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document